Guinness AtkinsonTM Funds

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

(Ticker: GAAEX)

Supplement dated June 5, 2026, to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated April 30, 2026

Effective June 1, 2026 (the “Effective Date”), Jordan Patel and Jaime Melrose will also serve as portfolio managers of the Alternative Energy Fund. In connection with these changes, the “Portfolio Managers” section on page 7 of the Prospectus and page 6 of the Summary Prospectus is replaced with the following:

Jonathan Waghorn, Will Riley, Jordan Patel and Jaime Melrose are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Jonathan Waghorn and Will Riley have been portfolio managers of the Fund since January 2019 and Jordan Patel and Jaime Melrose have been portfolio managers of the Fund since June 1, 2026. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

The table under “Management of the Funds” on page 59 of the Prospectus is hereby amended by adding the following:

Portfolio Manager	Business Experience During the Past Five Years
Jordan Patel Alternative Energy Fund	Jordan Patel is the co-manager of the Alternative Energy Fund since June 2026. He joined Guinness AtkinsonTM as a senior analyst in 2024. Prior to this, he was employed by Federated Hermes and Titan Capital Management. He graduated from University College, London, with a Master’s degree in Economics and holds a Bachelor’s degree in Economics & Management from the University of Oxford.

Portfolio Manager	Business Experience During the Past Five Years
Jaime Melrose Alternative Energy Fund

Jamie Melrose is the co-manager of the Alternative Energy Fund since June 2026. He joined Guinness AtkinsonTM as an investment analyst in 2019. Prior to this, he was an investment manager at Railpen, where he specialized in thematic research and sustainable investments across public and private markets. He graduated from the University of Bath with a Bachelor's degree in Mathematics. He is a CFA and CAIA charterholder and has passed the CFA Certificate in ESG Investing.

The following table shows information regarding other accounts managed by Jordan Patel and Jaime Melrose as of May 31, 2026:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jordan Patel	0	$0	0	$0	0	$0
Jaime Melrose	0	$0	0	$0	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jordan Patel	0	$0	0	$0	0	$0
Jaime Melrose	0	$0	0	$0	0	$0

Fund Ownership

Each portfolio manager is a U.K. resident; thus, ownership of investment company shares registered and offered in the U.S. is disadvantageous from a tax perspective. As of May 31, 2026, neither Jordan Patel and Jaime Melrose own shares of the Funds.

Compensation

Messrs. Harriss, Riley, Malik, Waghorn, Patel, Melrose, and Ms. Huang are employed by GAM and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

Please file this Supplement with your records.